UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): MAY 8, 2003


                                 ARTISOFT, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                  000-19462                     86-0446453
(State or Other Jurisdiction       (Commission                 (I.R.S. Employer
     of Incorporation)             File Number)              Identification No.)


           5 CAMBRIDGE CENTER
        CAMBRIDGE, MASSACHUSETTS                                     02142
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code: (617) 354-0600


                                 NOT APPLICABLE.
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE (INFORMATION FILED PURSUANT TO
        ITEM 12, "DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

     On May 8, 2003, Artisoft, Inc. (the "Company") announced its financial results for the quarter ended March 31, 2003. In addition, the Company announced that it will be restating financial statements for certain periods to reflect a change in the treatment of a non-cash equity transaction relating to its OEM relationship with Toshiba as well as the recording of Toshiba revenue prior to April 2001 on a sell through basis consistent with its treatment since that time. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     None.

(b)  PRO FORMA FINANCIAL INFORMATION.

     None.

(c)  EXHIBITS.


     Exhibit No.       Description
     -----------       -----------

        99.1           Press release dated May 8, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ARTISOFT, INC.

                                        By: /s/ Duncan G. Perry
                                            ------------------------------------
                                        Name:  Duncan G. Perry
Date: May 13, 2003                      Title: Chief Financial Officer

                                  EXHIBIT INDEX

     EXHIBIT NO.       DESCRIPTION
     -----------       -----------

        99.1           Press release dated May 8, 2003